Exhibit 99.2

First-Quarter 2024 Detailed Supplemental Information

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,811	12,351	14,250	14,729	56,141	13,848				13,848
Equity in earnings of affiliates	499	412	388	421	1,720	421				421
Gain (loss) on dispositions	93	(1)	108	28	228	93				93
Other income (loss)	114	122	120	129	485	114				114
Total Revenues and Other Income	15,517	12,884	14,866	15,307	58,574	14,476				14,476

Costs and Expenses
Purchased commodities	6,138	4,616	5,543	5,678	21,975	5,334				5,334
Production and operating expenses	1,779	1,886	1,995	2,033	7,693	2,015				2,015
Selling, general and administrative expenses	159	205	169	172	705	178				178
Exploration expenses	138	83	92	85	398	112				112
Depreciation, depletion and amortization	1,942	2,010	2,095	2,223	8,270	2,211				2,211
Impairments	1	—	11	2	14	—				—
Taxes other than income taxes	576	512	536	450	2,074	555				555
Accretion on discounted liabilities	68	68	68	79	283	80				80
Interest and debt expense	188	179	194	219	780	205				205
Foreign currency transactions (gain) loss	(44)	(14)	55	95	92	(18)				(18)
Other expenses	10	(23)	8	7	2	(4)				(4)
Total Costs and Expenses	10,955	9,522	10,766	11,043	42,286	10,668				10,668
Income (loss) before income taxes	4,562	3,362	4,100	4,264	16,288	3,808				3,808
Income tax provision (benefit)	1,642	1,130	1,302	1,257	5,331	1,257				1,257
Net Income (loss)	2,920	2,232	2,798	3,007	10,957	2,551				2,551

Net Income Per Share of Common Stock (dollars)
Basic	2.38	1.84	2.33	2.53	9.08	2.16				2.16
Diluted	2.38	1.84	2.32	2.52	9.06	2.15				2.15

Weighted Average Common Shares Outstanding (in thousands)*
Basic	1,220,228	1,207,443	1,196,641	1,187,144	1,202,757	1,177,921				1,177,921
Diluted	1,223,355	1,210,342	1,199,746	1,189,903	1,205,675	1,180,320				1,180,320
*Ending Common Shares Outstanding is 1,169,534 as of March 31, 2024, compared with 1,178,102 as of December 31, 2023.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	567	510	606	737	2,420	468				468

Lower 48	2,378	1,581	2,257	2,008	8,224	1,766				1,766

Canada	8	43	125	252	428	236				236

Europe, Middle East and North Africa	1,244	982	893	1,135	4,254	1,081				1,081

Asia Pacific	582	451	509	462	2,004	517				517

Other International	1	(5)	1	(10)	(13)	(1)				(1)

Corporate and Other	(218)	(200)	(291)	(320)	(1,029)	(259)				(259)

Consolidated	4,562	3,362	4,100	4,264	16,288	3,808				3,808

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
EFFECTIVE INCOME TAX RATES

Alaska*	26.7%	27.0%	26.1%	26.4%	26.5%	26.1%				26.1%

Lower 48	22.1%	22.2%	21.1%	20.4%	21.4%	21.8%				21.8%

Canada	21.9%	26.6%	-48.6%	29.5%	6.1%	23.6%				23.6%

Europe, Middle East and North Africa	70.6%	73.1%	71.7%	73.0%	72.1%	71.9%				71.9%

Asia Pacific	10.3%	14.1%	8.9%	-27.3%	2.1%	0.9%				0.9%

Other International	—%	—%	756.2%	18.8%	-0.2%	7.7				7.7%

Corporate and Other	-11.3%	75.9%	-14.3%	38.3%	20.2%	33.8%				33.8%

Consolidated	36.0%	33.6%	31.8%	29.5%	32.7%	33.0%				33.0%
*Alaska including taxes other than income taxes.	42.3%	41.1%	40.8%	32.9%	39.0%	42.5%				42.5%

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	416	372	448	542	1,778	346				346

Lower 48	1,852	1,230	1,781	1,598	6,461	1,381				1,381

Canada	6	32	186	178	402	180				180

Europe, Middle East and North Africa	365	264	253	307	1,189	304				304

Asia Pacific	522	387	465	587	1,961	512				512

Other International	1	(4)	(2)	(8)	(13)	(1)				(1)

Corporate and Other	(242)	(49)	(333)	(197)	(821)	(171)				(171)

Consolidated	2,920	2,232	2,798	3,007	10,957	2,551				2,551

SPECIAL ITEMS

Alaska	—	—	—	—	—	—				—

Lower 48	—	—	100	—	100	66				66

Canada	—	—	92	—	92	—				—

Europe, Middle East and North Africa	—	—	—	—	—	—				—

Asia Pacific	—	—	52	203	255	76				76

Other International	—	—	—	—	—	—				—

Corporate and Other	—	—	(47)	(58)	(105)	—				—

Consolidated	—	—	197	145	342	142				142
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	416	372	448	542	1,778	346				346

Lower 48	1,852	1,230	1,681	1,598	6,361	1,315				1,315

Canada	6	32	94	178	310	180				180

Europe, Middle East and North Africa	365	264	253	307	1,189	304				304

Asia Pacific	522	387	413	384	1,706	436				436

Other International	1	(4)	(2)	(8)	(13)	(1)				(1)

Corporate and Other	(242)	(49)	(286)	(139)	(716)	(171)				(171)

Consolidated	2,920	2,232	2,601	2,862	10,615	2,409				2,409

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.7%	27.0%	26.1%	26.4%	26.5%	26.1%				26.1%

Lower 48	22.1%	22.2%	22.3%	20.4%	21.8%	21.7%				21.7%

Canada	21.9%	26.6%	24.5%	29.5%	27.6%	23.6%				23.6%

Europe, Middle East and North Africa	70.6%	73.1%	71.7%	73.0%	72.1%	71.9%				71.9%

Asia Pacific	10.3%	14.1%	19.1%	16.7%	14.8%	15.6%				15.6%

Other International	—%	—%	756.2%	18.8%	-0.2%	7.7%				7.7%

Corporate and Other	-11.3%	75.9%	-23.1%	43.5%	20.2%	33.8%				33.8%

Consolidated	36.0%	33.6%	36.0%	34.0%	35.0%	35.3%				35.3%

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Total	—	—	—	—	—	—				—

Lower 48
Gain (loss) on asset sales	—	—	94	—	94	86				86
Subtotal before income taxes	—	—	94	—	94	86				86
Income tax provision (benefit)	—	—	(6)	—	(6)	20				20
Total	—	—	100	—	100	66				66

Canada
Income tax provision (benefit)¹	—	—	(92)	—	(92)	—				—
Total	—	—	92	—	92	—				—

Europe, Middle East and North Africa
Total	—	—	—	—	—	—				—

Asia Pacific
Income tax provision (benefit)²	—	—	(52)	(203)	(255)	(76)				(76)
Total	—	—	52	203	255	76				76

Other International
Total	—	—	—	—	—	—				—

Corporate and Other
Gain (loss) on CAD FX derivative	—	—	(59)	(73)	(132)	—				—
Subtotal before income taxes	—	—	(59)	(73)	(132)	—				—
Income tax provision (benefit)	—	—	(12)	(15)	(27)	—				—
Total	—	—	(47)	(58)	(105)	—				—

Total Company	—	—	197	145	342	142				142
¹Includes a tax adjustment in 3Q23 related to closure of an audit.
²Includes a tax adjustment in 3Q23 and 1Q24 related to Malaysia deepwater investment tax incentive and 4Q23 adjustment related to reversal of a tax reserve.

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,974	5,735	8,830	5,635	5,635	5,574				5,574
Short-term investments	1,635	1,080	616	971	971	487				487
Accounts and notes receivable	5,280	4,517	5,658	5,461	5,461	5,444				5,444
Accounts and notes receivable—related parties	16	14	13	13	13	14				14
Inventories	1,258	1,236	1,326	1,398	1,398	1,443				1,443
Prepaid expenses and other current assets	953	919	738	852	852	759				759
Total Current Assets	16,116	13,501	17,181	14,330	14,330	13,721				13,721
Investments and long-term receivables	8,197	8,618	8,731	9,130	9,130	9,132				9,132
Net properties, plants and equipment	65,090	65,452	65,561	70,044	70,044	69,907				69,907
Other assets	2,038	2,034	2,178	2,420	2,420	2,588				2,588
Total Assets	91,441	89,605	93,651	95,924	95,924	95,348				95,348

Liabilities
Accounts payable	5,078	4,597	5,119	5,083	5,083	5,101				5,101
Accounts payable—related parties	22	29	24	34	34	37				37
Short-term debt	1,317	879	881	1,074	1,074	1,113				1,113
Accrued income and other taxes	2,847	1,692	1,919	1,811	1,811	2,116				2,116
Employee benefit obligations	420	552	691	774	774	405				405
Other accruals	1,869	1,799	1,704	1,229	1,229	1,391				1,391
Total Current Liabilities	11,553	9,548	10,338	10,005	10,005	10,163				10,163
Long-term debt	15,266	15,565	18,182	17,863	17,863	17,304				17,304
Asset retirement obligations and accrued environmental costs	6,324	6,357	6,425	7,220	7,220	7,141				7,141
Deferred income taxes	7,927	8,038	8,325	8,813	8,813	8,776				8,776
Employee benefit obligations	1,007	981	956	1,009	1,009	967				967
Other liabilities and deferred credits	1,581	1,585	1,680	1,735	1,735	1,672				1,672
Total Liabilities	43,658	42,074	45,906	46,645	46,645	46,023				46,023

Equity
Common stock issued
Par value	21	21	21	21	21	21				21
Capital in excess of par	61,100	61,169	61,262	61,303	61,303	61,300				61,300
Treasury stock	(61,904)	(63,217)	(64,529)	(65,640)	(65,640)	(66,974)				(66,974)
Accumulated other comprehensive income (loss)	(6,027)	(5,925)	(5,961)	(5,673)	(5,673)	(5,917)				(5,917)
Retained earnings	54,593	55,483	56,952	59,268	59,268	60,895				60,895
Total Equity	47,783	47,531	47,745	49,279	49,279	49,325				49,325
Total Liabilities and Equity	91,441	89,605	93,651	95,924	95,924	95,348				95,348

	2023					2024
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,920	2,232	2,798	3,007	10,957	2,551				2,551
Depreciation, depletion and amortization	1,942	2,010	2,095	2,223	8,270	2,211				2,211
Impairments	1	—	11	2	14	—				—
Dry hole costs and leasehold impairments	68	34	49	11	162	19				19
Accretion on discounted liabilities	68	68	68	79	283	80				80
Deferred taxes	324	165	264	392	1,145	87				87
Distributions more (less) than income from equity affiliates	491	161	268	44	964	308				308
(Gain) loss on dispositions	(93)	1	(108)	(28)	(228)	(93)				(93)
Other	(35)	28	23	(236)	(220)	(66)				(66)
Net working capital changes	(283)	(845)	(23)	(231)	(1,382)	(112)				(112)
Net Cash Provided by Operating Activities	5,403	3,854	5,445	5,263	19,965	4,985				4,985

Cash Flows from Investing Activities
Capital expenditures and investments	(2,897)	(2,923)	(2,545)	(2,883)	(11,248)	(2,916)				(2,916)
Working capital changes associated with investing activities	208	(122)	(261)	205	30	169				169
Acquisition of businesses, net of cash acquired	—	—	—	(2,724)	(2,724)	49				49
Proceeds from asset dispositions	188	238	187	19	632	173				173
Net sales (purchases) of investments	1,065	484	311	(487)	1,373	405				405
Other	(12)	7	(76)	18	(63)	(21)				(21)
Net Cash Used in Investing Activities	(1,448)	(2,316)	(2,384)	(5,852)	(12,000)	(2,141)				(2,141)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(43)	(64)	2,651	(136)	2,408	(505)				(505)
Issuance of company common stock	(97)	2	38	5	(52)	(61)				(61)
Repurchase of company common stock	(1,700)	(1,300)	(1,300)	(1,100)	(5,400)	(1,325)				(1,325)
Dividends paid	(1,488)	(1,350)	(1,337)	(1,408)	(5,583)	(924)				(924)
Other	2	(13)	(23)	—	(34)	(10)				(10)
Net Cash Used in Financing Activities	(3,326)	(2,725)	29	(2,639)	(8,661)	(2,825)				(2,825)

Effect of Exchange Rate Changes	(104)	(58)	12	51	(99)	(73)				(73)

Net Change in Cash, Cash Equivalents and Restricted Cash	525	(1,245)	3,102	(3,177)	(795)	(54)				(54)
Cash, cash equivalents and restricted cash at beginning of period	6,694	7,219	5,974	9,076	6,694	5,899				5,899
Cash, Cash Equivalents and Restricted Cash at End of Period	7,219	5,974	9,076	5,899	5,899	5,845				5,845
Restricted cash is included in the "Other assets" line of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	406	363	371	565	1,705	720				720

Lower 48	1,704	1,653	1,521	1,609	6,487	1,616				1,616

Canada	136	92	117	111	456	152				152

Europe, Middle East and North Africa	209	358	267	277	1,111	219				219

Asia Pacific	63	79	103	109	354	45				45

Other International	—	—	—	—	—	—				—

Corporate and Other	379	378	166	212	1,135	164				164
Total Capital Expenditures and Investments	2,897	2,923	2,545	2,883	11,248	2,916				2,916
Capitalized interest included in Total Capital Expenditures and Investments	26	39	45	43	153	50				50

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,792	1,805	1,806	1,902	1,826	1,902				1,902

Crude Oil (MBD)
Consolidated operations	926	918	914	936	923	928				928
Equity affiliates	11	13	13	13	13	16				16
Total	937	931	927	949	936	944				944

NGL (MBD)
Consolidated operations	264	275	283	293	279	271				271
Equity affiliates	7	8	8	8	8	8				8
Total	271	283	291	301	287	279				279

Bitumen (MBD)
Consolidated operations	69	66	64	125	81	129				129
Total	69	66	64	125	81	129				129

Natural Gas (MMCFD)
Consolidated operations	1,922	1,896	1,889	1,954	1,916	2,035				2,035
Equity affiliates	1,166	1,251	1,252	1,207	1,219	1,267				1,267
Total	3,088	3,147	3,141	3,161	3,135	3,302				3,302

Industry Prices
Crude Oil ($/BBL)
WTI	76.13	73.78	82.26	78.32	77.62	76.96				76.96
WCS	51.31	58.62	69.36	56.43	58.93	57.57				57.57
Brent dated	81.27	78.39	86.76	84.05	82.62	83.24				83.24
JCC ($/BBL)	100.49	87.19	84.04	83.08	88.70	92.29				92.29
Natural Gas ($/MMBTU)
Henry Hub first of month	3.44	2.09	2.54	2.88	2.74	2.25				2.25

Average Realized Prices
Total ($/BBL)	60.86	54.50	60.05	58.21	58.39	56.60				56.60

Crude Oil ($/BBL)
Consolidated operations	77.60	74.18	83.22	80.83	78.97	78.67				78.67
Equity affiliates	80.97	75.10	78.73	79.23	78.45	76.94				76.94
Total	77.65	74.19	83.15	80.80	78.96	78.64				78.64

NGL ($/BBL)
Consolidated operations	24.97	20.05	22.52	21.22	22.12	23.35				23.35
Equity affiliates	57.71	43.62	39.53	49.59	47.09	52.09				52.09
Total	25.84	20.72	23.01	21.97	22.82	24.25				24.25

Bitumen ($/BBL)
Consolidated operations	29.49	41.01	57.85	42.34	42.15	44.30				44.30
Total	29.49	41.01	57.85	42.34	42.15	44.30				44.30

Natural Gas ($/MCF)
Consolidated operations	5.65	2.89	3.29	3.75	3.89	2.91				2.91
Equity affiliates	9.95	8.23	7.73	8.03	8.46	8.26				8.26
Total	7.30	5.04	5.06	5.41	5.69	5.02				5.02

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Exploration Expenses ($ Millions)
Dry holes	49	23	37	—	109	19				19
Leasehold impairment	19	11	12	11	53	—				—
Total noncash expenses	68	34	49	11	162	19				19
Other (G&A, G&G and lease rentals)	70	49	43	74	236	93				93
Total exploration expenses	138	83	92	85	398	112				112

U.S. exploration expenses	108	51	29	37	225	66				66
International exploration expenses	30	32	63	48	173	46				46

DD&A ($ Millions)
Alaska	260	267	259	275	1,061	324				324
Lower 48	1,319	1,407	1,489	1,507	5,722	1,432				1,432
Canada	91	84	89	156	420	158				158
Europe, Middle East and North Africa	153	139	134	161	587	180				180
Asia Pacific	113	108	117	117	455	110				110
Other International	—	—	—	—	—	—				—
Corporate and Other	6	5	7	7	25	7				7
Total DD&A	1,942	2,010	2,095	2,223	8,270	2,211				2,211

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	179	176	165	174	173	180				180
Lower 48	561	565	572	576	569	553				553
Canada	6	6	8	15	9	18				18
Norway	70	65	60	63	64	68				68
Libya	47	48	48	48	48	50				50
Europe, Middle East and North Africa	117	113	108	111	112	118				118
China	34	32	31	31	32	32				32
Malaysia	29	26	30	29	28	27				27
Asia Pacific	63	58	61	60	60	59				59
Total consolidated operations	926	918	914	936	923	928				928
Equity affiliates	11	13	13	13	13	16				16
Total	937	931	927	949	936	944				944

NGL (MBD)
Consolidated operations
Alaska	18	16	14	15	16	14				14
Lower 48	239	252	263	269	256	247				247
Canada	3	3	3	5	3	6				6
Norway	4	4	3	4	4	4				4
Europe, Middle East and North Africa	4	4	3	4	4	4				4
Total consolidated operations	264	275	283	293	279	271				271
Equity affiliates	7	8	8	8	8	8				8
Total	271	283	291	301	287	279				279

Bitumen (MBD)
Canada	69	66	64	125	81	129				129
Total	69	66	64	125	81	129				129

Natural Gas (MMCFD)
Consolidated operations
Alaska	42	34	36	39	38	42				42
Lower 48	1,418	1,478	1,490	1,440	1,457	1,479				1,479
Canada	64	58	57	82	65	100				100
Norway	313	256	235	313	279	329				329
Libya	29	30	29	29	29	29				29
Europe, Middle East and North Africa	342	286	264	342	308	358				358
Malaysia	56	40	42	51	48	56				56
Asia Pacific	56	40	42	51	48	56				56
Total consolidated operations	1,922	1,896	1,889	1,954	1,916	2,035				2,035
Equity affiliates	1,166	1,251	1,252	1,207	1,219	1,267				1,267
Total	3,088	3,147	3,141	3,161	3,135	3,302				3,302

Total (MBOED)
Consolidated operations
Alaska	204	198	185	195	195	201				201
Lower 48	1,036	1,063	1,083	1,086	1,067	1,046				1,046
Canada	89	85	85	158	104	170				170
Norway	126	112	102	119	115	127				127
Libya	52	53	53	53	53	55				55
Europe, Middle East and North Africa	178	165	155	172	168	182				182
China	34	32	31	31	32	32				32
Malaysia	38	33	37	38	36	36				36
Asia Pacific	72	65	68	69	68	68				68
Total consolidated operations	1,579	1,576	1,576	1,680	1,602	1,667				1,667
Equity affiliates	213	229	230	222	224	235				235
Total	1,792	1,805	1,806	1,902	1,826	1,902				1,902

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	82.22	76.09	86.98	87.25	83.05	83.59				83.59
Lower 48	74.36	72.06	80.75	77.43	76.19	75.51				75.51
Canada	65.07	59.40	70.83	66.32	66.19	64.40				64.40
Norway	85.34	80.39	87.27	85.35	84.56	85.36				85.36
Libya	80.41	78.65	87.74	85.92	83.07	84.11				84.11
Europe, Middle East and North Africa	83.52	79.64	87.45	85.60	83.96	84.83				84.83
China	76.93	75.27	84.71	84.53	80.35	80.59				80.59
Malaysia	89.99	83.92	92.63	92.64	90.11	89.40				89.40
Asia Pacific	83.50	78.64	89.10	87.47	84.79	85.05				85.05
Total consolidated operations	77.60	74.18	83.22	80.83	78.97	78.67				78.67
Equity affiliates	80.97	75.10	78.73	79.23	78.45	76.94				76.94
Total	77.65	74.19	83.15	80.80	78.96	78.64				78.64

NGL ($/BBL)
Consolidated operations
Lower 48	24.58	19.61	22.03	20.93	21.73	22.67				22.67
Canada	29.02	17.11	26.26	30.28	26.13	35.47				35.47
Norway	47.91	37.06	43.08	38.48	41.13	46.32				46.32
Europe, Middle East and North Africa	47.91	37.06	43.08	38.48	41.13	46.32				46.32
Total consolidated operations	24.97	20.05	22.52	21.22	22.12	23.35				23.35
Equity affiliates	57.71	43.62	39.53	49.59	47.09	52.09				52.09
Total	25.84	20.72	23.01	21.97	22.82	24.25				24.25

Bitumen ($/BBL)
Canada	29.49	41.01	57.85	42.34	42.15	44.30				44.30
Total	29.49	41.01	57.85	42.34	42.15	44.30				44.30

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.58	4.38	4.40	4.48	4.47	3.91				3.91
Lower 48	2.92	1.43	2.24	1.93	2.12	1.57				1.57
Canada	4.64	0.56	0.67	1.27	1.80	1.01				1.01
Norway	18.04	11.32	10.07	12.70	13.33	9.02				9.02
Libya	7.67	6.67	5.86	5.78	6.49	6.39				6.39
Europe, Middle East and North Africa	17.18	10.83	9.61	12.12	12.68	8.81				8.81
Malaysia	4.30	4.10	3.77	3.60	3.95	3.68				3.68
Asia Pacific	4.30	4.10	3.77	3.60	3.95	3.68				3.68
Total consolidated operations	5.65	2.89	3.29	3.75	3.89	2.91				2.91
Equity affiliates	9.95	8.23	7.73	8.03	8.46	8.26				8.26
Total	7.30	5.04	5.06	5.41	5.69	5.02				5.02

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(242)	(49)	(333)	(197)	(821)	(171)				(171)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(90)	(86)	(91)	(93)	(360)	(93)				(93)
Corporate G&A expenses	(90)	(96)	(87)	(84)	(357)	(105)				(105)
Technology*	6	(11)	(14)	(15)	(34)	(24)				(24)
Other	(68)	144	(141)	(5)	(70)	51				51
Total	(242)	(49)	(333)	(197)	(821)	(171)				(171)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(214)	(218)	(239)	(262)	(933)	(254)				(254)
Capitalized interest*	26	39	45	43	153	50				50
Interest revenue	95	97	110	101	403	101				101
Total	(93)	(82)	(84)	(118)	(377)	(103)				(103)
*Capitalized interest represents interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	16,583	16,444	19,063	18,937	18,937	18,417				18,417
Debt-to-capital ratio (%)	26%	26%	29%	28%	28%	27%				27%

Equity ($ Millions)	47,783	47,531	47,745	49,279	49,279	49,325				49,325

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day